CUSIP NO. 203744107                 13D                      Page 10 of 13 Pages

                                                                       EXHIBIT B

                                 HERBARD LIMITED

                  Position
Name              with Company      Occupation        Principal Address
SCS Limited       Director          Management        P.O. Box 438
                                    Company           Road Town, Tortola
                                                      British Virgin Islands

Gordon Howard     President         Trust Company     Grosvenor Trust Company Limited
                                    Executive         Airlie House
                                                      33 Church Street
                                                      Hamilton, Bermuda

Norman Holbrow    Vice President    Trust Company     Grosvenor Trust Company Limited
                                    Executive         Airlie House
                                                      33 Church Street
                                                      Hamilton, Bermuda

Jill Clifford     Secretary/        Trust Company     Grosvenor Trust Company Limited
                  Treasurer         Executive         Airlie House
                                                      33 Church Street
                                                      Hamilton, Bermuda

CUSIP No. 203744107                 13D                      Page 11 of 13 Pages

                                                                       EXHIBIT B

                         PHYLLIS QUASHA REVOCABLE TRUST

                  Position
Name              with Company      Occupation        Principal Address
Grosvenor Trust   Corporate         Corporate         Grosvenor Trust Company Limited
Company Trust     Trustee           Trustee           Airlie House
                                                      33 Church Street
                                                      Hamilton, Bermuda

Phyllis G. Quasha Settlor           Private           Suite 12
                                    Investor          Lyford Cay
                                                      Nassau, Bahamas